UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2004

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

    Delaware                    001-31369                         65-1051192
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 7.01. Regulation FD Disclosure.

      CIT Group Inc. had previously set a long-term financial target of a 15.0% return on tangible equity. Return on tangible equity ("ROTE") is net income expressed as a percentage of average tangible equity. Over the last two years, CIT has made substantial progress towards achieving that goal, raising its ROTE from 11.0% in the first quarter of 2003 to 14.1% in the third quarter of 2004. Based on the progress to date, CIT currently anticipates that it will achieve its target ROTE of 15.0% during 2005. Upon achieving the target ROTE of 15.0%, CIT will reevaluate its goal at that time and determine whether to increase the target ROTE for subsequent periods or to maintain the target at 15.0%.

Forward Looking Statements

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CIT GROUP INC.
                                                    (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: December 9, 2004


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